UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-02857
                                    811-21434

Name of Fund:  BlackRock Bond Fund of BlackRock Bond Fund, Inc.
               Master Bond Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Bond Fund
OF BLACKROCK BOND FUND, INC.


ANNUAL REPORT    SEPTEMBER 30, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
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BlackRock Bond Fund of BlackRock Bond Fund, Inc.


Proxy Results


During the six-month period ended September 30, 2006, BlackRock Bond Fund of BlackRock Bond Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                              Shares Voted       Shares Voted     Shares Voted
                                                                  For              Against          Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                   101,759,257         1,499,907        1,565,165

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                   101,601,755         1,583,342        1,639,231




Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock Bond Fund of BlackRock Bond Fund, Inc. for the fiscal year ended September 30, 2006:


Federal Obligation Interest

Month Paid:                   October 2005 - September 2006           7.47%*

Interest-Related Dividends for Non-U.S. Residents

Month Paid:                   November 2005                            .80%**
                              December 2005                          90.65%**
                              January 2006 - September 2006          75.45%**

 * The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.



  Data, including assets under management, are as of June 30, 2006.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006




A Discussion With Your Fund's Portfolio Managers


We maintained a relatively conservative approach throughout the fiscal year, looking to our yield curve positioning and duration profile as the key drivers of relative performance.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2006, BlackRock Bond Fund of BlackRock Bond Fund, Inc.'s (formerly Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.) Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.13%, +2.60%, +2.46%, +3.39% and +2.88%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +3.67%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The past year was characterized by reasonable (albeit slowing) economic growth, inflationary fears propagated by high energy prices and a continued vigilant Federal Reserve Board (the Fed). The Fed raised interest rates six times during the fiscal period before pausing on August 8, at last acknowledging a slowdown in economic growth. At this point, the bond market began to rally, with the benchmark 10-year Treasury yield falling as bond prices correspondingly rose. Still, year-over-year, yields rose across the curve and uncertainty prevailed as the markets struggled to interpret the intentions of new Fed Chairman Ben Bernanke. On balance, it was a fairly challenging period for fixed income investment.

The Fund's performance was influenced by our duration profile, yield curve strategy and sector allocation decisions. In the first half of the year, we had positioned the portfolio for a flattening yield curve, expressed largely through an underexposure in the two-year - five-year part of the curve and an above-average position in the 30-year area. Because bond prices move in the opposite direction of yields, our strategy was correct as short-term yields rose more than long-term yields. This effect reversed in March as the yield curve began to resteepen, and we took the opportunity to begin moving away from our flattening bias.

Similarly, we began the fiscal year with a relatively short duration but started to limit that bias somewhat as the Fed approached its desired "neutral" federal funds target. By mid-year, the Fund was positioned with a slightly long duration, a posture we assumed as the 10-year Treasury yield approached 5.25%. Our increasing duration hurt performance at times when interest rates rose (as a shorter duration means less sensitivity to interest rate risk, and vice versa). However, our longer relative duration was a positive in the final quarter of the period as yields began to move lower.

In terms of specific fixed income sectors, we maintained a neutral-to-slightly underweight position in corporate bonds and mortgages for much of the year, a strategy that benefited performance compared to the benchmark. This was particularly true in the second quarter of 2006 as credit spreads (versus Treasury issues of comparable maturity) widened. Conversely, we overweighted structured products, such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), a move that enhanced performance as these sectors offered an incremental yield advantage over Treasury issues. Exposure to Treasury Inflation Protected Securities (TIPS) early in the year detracted from performance.


What changes were made to the portfolio during the period?

We actively adjusted the portfolio's duration profile based on our assessment of interest rate direction. Although interest rates rose year-over-year, they also fell at times when the Fed began to soften its stance on inflation and expectations for future interest rate hikes declined. As Chairman Bernanke sought to establish credibility with the markets, his statements often resulted in ambiguity regarding the direction of interest rates. We worked to manage the Fund's duration amid the uncertainty.

We began the year with a relatively short duration. In March, the Treasury curve steepened by 20 basis points (.20%) between the two-year and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and served to support the short end as the long end normalized. This prompted us to remove some of our curve flattening bias and to move from a short duration bias toward a more neutral duration profile. By the second quarter of 2006, as long-term interest rates continued to rise, the Fund's duration was slightly longer than that of the benchmark index. In our view, the 10-year U.S. Treasury began to represent value as its yield approached 5.25%. By period-end, as long-term interest rates moved lower, we returned to a slightly short duration bias in an effort to shield the portfolio from any potential backup in rates.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Turning to sectors, the portfolio was underweight in corporate bonds for much of the year as credit spreads remained tight, meaning there was little additional yield to be gained in exchange for the risk involved. In the final three months of the period, we reestablished some exposure to corporate bonds as spreads widened and value was restored to the sector. We felt corporate bonds should perform well if rates remained at or near the low levels reached in the second quarter. With this additional exposure, the portfolio's position in corporate bonds increased from an underweight versus the benchmark to an overweight. At period-end, 23.6% of the Fund's net assets was invested in investment grade corporate bonds.

For the most part, we continued to favor high-quality spread sectors throughout the year for their yield-enhancement potential. Having said that, we did reduce exposure to these sectors in the second quarter of 2006 in keeping with a general theme of risk reduction in the portfolio. Overall, we preferred CMBS and ABS for their relatively high credit quality and potential to generate additional yield for the portfolio.


How would you characterize the Fund's position at the close of the period?

In our last report to shareholders, we noted that a slowdown in economic activity should help to calm some of the inflationary fears propagated by the Fed. This seemed to materialize as the Fed opted to interrupt its two-year interest rate-hiking campaign in August, and again chose to leave rates unchanged on September 20, citing an obvious slowdown in the economy as a factor in its decision. Indeed, inflation is a lagging indicator, and we believe we have yet to feel the full effects of the Fed's 17 consecutive interest rate hikes. In addition, the housing market is weakening and high energy prices have taken a bite out of consumption. All of this gives us reason for optimism. As such, we shifted the portfolio slightly to take advantage of a more favorable credit environment.


John Burger
Vice President and Portfolio Manager


Patrick Maldari
Vice President and Portfolio Manager


James J. Pagano
Vice President and Portfolio Manager


Frank Viola
Vice President and Portfolio Manager


October 2, 2006


Effective October 2, 2006, Portfolio Managers Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Anderson is a Vice Chairman of BlackRock, Inc., Chief Investment Officer for Fixed Income and a member of the firm's Executive and Management Committees. He is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. Mr. Anderson is a founding partner of BlackRock, which was established in 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. Mr. Amero joined BlackRock in 1990. Mr. Marra, a Managing Director of BlackRock and portfolio manager, is a member of the Investment Strategy Group. He joined BlackRock in 1995. Mr. Phillips, a Managing Director of BlackRock and portfolio manager, also is a member of the Investment Strategy Group. He joined BlackRock in 1991.


Effective October 2, 2006, the Portfolio's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes. Class R Shares remain the same.


On October 16, 2006, the Fund acquired all of the net assets of BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc. pursuant to a plan of reorganization.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Performance Data


About Fund Performance


The Fund has multiple classes of shares:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

*Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's Investment Adviser waived a portion of its fee. Without such waiver, the Portfolio's performance would have been lower.


Recent Performance Results
                                                        6-Month           12-Month         10-Year        Standardized
As of September 30, 2006                              Total Return      Total Return     Total Return     30-day Yield
Class A Shares*                                          +3.37%            +3.13%           +69.41%           4.32%
Class B Shares*                                          +3.10             +2.60            +60.88            3.97
Class C Shares*                                          +2.98             +2.46            +59.89            3.93
Class I Shares*                                          +3.50             +3.39            +73.68            4.75
Class R Shares*                                          +3.24             +2.88            +66.12            4.25
Lehman Brothers Aggregate Bond Index**                   +3.73             +3.67            +86.31             --
Merrill Lynch U.S. Corporate Master Index***             +4.08             +3.46            +94.59             --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

  ** This unmanaged market-weighted Index is comprised of investment grade corporate bonds
     (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

 *** This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Class A Shares*++, Class B Shares*++, Class C Shares*++, Class I Shares*++ and Class R Shares*++ compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and Merrill Lynch U.S. Corporate Master Index++++++. Values illustrated are as follows:


Class A Shares*++

Date                                             Value

September 1996                                 $ 9,600.00
September 1997                                 $10,459.00
September 1998                                 $11,481.00
September 1999                                 $11,248.00
September 2000                                 $11,789.00
September 2001                                 $13,107.00
September 2002                                 $14,083.00
September 2003                                 $14,858.00
September 2004                                 $15,390.00
September 2005                                 $15,769.00
September 2006                                 $16,263.00


Class B Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,839.00
September 1998                                 $11,837.00
September 1999                                 $11,547.00
September 2000                                 $12,041.00
September 2001                                 $13,318.00
September 2002                                 $14,236.00
September 2003                                 $14,943.00
September 2004                                 $15,397.00
September 2005                                 $15,681.00
September 2006                                 $16,088.00


Class C Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,824.00
September 1998                                 $11,824.00
September 1999                                 $11,519.00
September 2000                                 $12,005.00
September 2001                                 $13,271.00
September 2002                                 $14,178.00
September 2003                                 $14,873.00
September 2004                                 $15,318.00
September 2005                                 $15,606.00
September 2006                                 $15,989.00


Class I Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,922.00
September 1998                                 $12,019.00
September 1999                                 $11,815.00
September 2000                                 $12,414.00
September 2001                                 $13,837.00
September 2002                                 $14,903.00
September 2003                                 $15,764.00
September 2004                                 $16,369.00
September 2005                                 $16,799.00
September 2006                                 $17,368.00


Class R Shares*++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,868.00
September 1998                                 $11,901.00
September 1999                                 $11,640.00
September 2000                                 $12,170.00
September 2001                                 $13,497.00
September 2002                                 $14,465.00
September 2003                                 $15,293.00
September 2004                                 $15,812.00
September 2005                                 $16,147.00
September 2006                                 $16,612.00


Lehman Brothers Aggregate Bond Index++++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $10,971.00
September 1998                                 $12,234.00
September 1999                                 $12,189.00
September 2000                                 $13,041.00
September 2001                                 $14,731.00
September 2002                                 $15,997.00
September 2003                                 $16,863.00
September 2004                                 $17,483.00
September 2005                                 $17,971.00
September 2006                                 $18,631.00


Merrill Lynch U.S. Corporate Master Index++++++

Date                                             Value

September 1996                                 $10,000.00
September 1997                                 $11,123.00
September 1998                                 $12,311.00
September 1999                                 $12,185.00
September 2000                                 $12,878.00
September 2001                                 $14,623.00
September 2002                                 $15,731.00
September 2003                                 $17,468.00
September 2004                                 $18,281.00
September 2005                                 $18,807.00
September 2006                                 $19,459.00

     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).

  ++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

++++++ This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.

       Past performance is not indicative of future results.




Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/06                     +3.13%            -0.99%
Five Years Ended 9/30/06                   +4.41             +3.56
Ten Years Ended 9/30/06                    +5.41             +4.98



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/06                     +2.60%            -1.35%
Five Years Ended 9/30/06                   +3.85             +3.50
Ten Years Ended 9/30/06                    +4.87             +4.87



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/06                     +2.46%            +1.47%
Five Years Ended 9/30/06                   +3.80             +3.80
Ten Years Ended 9/30/06                    +4.81             +4.81



Class I Shares                                              Return

One Year Ended 9/30/06                                      +3.39%
Five Years Ended 9/30/06                                    +4.65
Ten Years Ended 9/30/06                                     +5.68



Class R Shares                                              Return

One Year Ended 9/30/06                                      +2.88%
Five Years Ended 9/30/06                                    +4.24
Ten Years Ended 9/30/06                                     +5.21

      * Maximum sales charge is 4%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     April 1, 2006 to
                                                               April 1,        September 30,      September 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $1,033.70            $4.26
Class B                                                         $1,000           $1,031.00            $6.89
Class C                                                         $1,000           $1,029.80            $7.19
Class I                                                         $1,000           $1,035.00            $2.99
Class R                                                         $1,000           $1,032.40            $5.52

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,020.71            $4.23
Class B                                                         $1,000           $1,018.12            $6.84
Class C                                                         $1,000           $1,017.82            $7.14
Class I                                                         $1,000           $1,021.96            $2.97
Class R                                                         $1,000           $1,019.46            $5.49

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.84% for Class A, 1.36% for Class B, 1.42% for Class C, .59% for Class I and 1.09% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Statement of Assets and Liabilities                                                                           BlackRock Bond Fund

As of September 30, 2006
Assets

       Investment in Master Bond Portfolio (the "Master Portfolio"), at value
       (identified cost--$2,033,601,134)                                                                          $ 2,038,977,045
       Prepaid expenses                                                                                                    58,478
                                                                                                                  ---------------
       Total assets                                                                                                 2,039,035,523
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $     2,321,158
           Distributor                                                                                 602,454
           Other affiliates                                                                            568,800
           Administrator                                                                               471,855          3,964,267
                                                                                               ---------------
       Accrued expenses                                                                                                    10,365
                                                                                                                  ---------------
       Total liabilities                                                                                                3,974,632
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 2,035,060,891
                                                                                                                  ===============

Net Assets Consist of+++

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     5,221,997
       Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    2,168,844
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    3,884,854
       Class I Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    6,088,247
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                      328,821
       Paid-in capital in excess of par                                                                             2,055,765,345
       Accumulated distributions in excess of investment income--net                           $   (4,103,401)
       Accumulated realized capital losses allocated from the Master Portfolio--net               (39,669,727)
       Unrealized appreciation allocated from the Master Portfolio--net                              5,375,911
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (38,397,217)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 2,035,060,891
                                                                                                                  ===============

Net Asset Value+++

       Class A--Based on net assets of $600,846,716 and 52,219,966 shares outstanding                             $         11.51
                                                                                                                  ===============
       Class B--Based on net assets of $249,402,994 and 21,688,436 shares outstanding                             $         11.50
                                                                                                                  ===============
       Class C--Based on net assets of $446,869,865 and 38,848,543 shares outstanding                             $         11.50
                                                                                                                  ===============
       Class I--Based on net assets of $700,102,967 and 60,882,471 shares outstanding                             $         11.50
                                                                                                                  ===============
       Class R--Based on net assets of $37,838,349 and 3,288,206 shares outstanding                               $         11.51
                                                                                                                  ===============

           +++ Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated
               Investor A, Investor B, Investor C1 and Institutional Shares, respectively.

               See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Statement of Operations                                                                                       BlackRock Bond Fund

For the Year Ended September 30, 2006
Investment Income

       Net investment income allocated from the Master Portfolio:
           Interest                                                                                               $    96,545,875
           Securities lending--net                                                                                        513,405
           Dividends                                                                                                      474,392
           Expenses                                                                                                   (2,250,376)
                                                                                                                  ---------------
       Total income                                                                                                    95,283,296
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     7,170,155
       Account maintenance and distribution fees--Class C*                                           3,149,400
       Account maintenance and distribution fees--Class B*                                           2,066,698
       Account maintenance fees--Class A*                                                            1,399,581
       Transfer agent fees--Class I*                                                                 1,158,128
       Transfer agent fees--Class A*                                                                   969,921
       Transfer agent fees--Class C*                                                                   775,824
       Transfer agent fees--Class B*                                                                   545,228
       Account maintenance and distribution fees--Class R                                              166,103
       Printing and shareholder reports                                                                137,665
       Registration fees                                                                               118,347
       Transfer agent fees--Class R                                                                     57,373
       Professional fees                                                                                32,303
       Other                                                                                            20,057
                                                                                               ---------------
       Total expenses before waiver                                                                 17,766,783
       Waiver of expenses                                                                          (1,283,411)
                                                                                               ---------------
       Total expenses after waiver                                                                                     16,483,372
                                                                                                                  ---------------
       Investment income--net                                                                                          78,799,924
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master Portfolio--Net

       Realized loss on investments, financial futures contracts, swaps, foreign
       currency transactions, short sales and options written--net                                                   (25,215,213)
       Change in unrealized appreciation/depreciation on investments, financial
       futures contracts, swaps, foreign currency transactions and options written--net                                 4,743,094
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                       (20,472,119)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    58,327,805
                                                                                                                  ===============

           * Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated
             Investor A, Investor B, Investor C1 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Statements of Changes in Net Assets                                                                           BlackRock Bond Fund

                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $    78,799,924    $    54,578,615
       Realized gain (loss)--net                                                                  (25,215,213)         10,753,875
       Change in unrealized appreciation/depreciation--net                                           4,743,094       (23,100,353)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         58,327,805         42,232,137
                                                                                               ---------------    ---------------

Dividends to Shareholders**

       Investment income--net:
           Class A                                                                                (25,610,838)       (18,788,805)
           Class B                                                                                (11,168,766)       (10,552,895)
           Class C                                                                                (15,660,465)        (8,357,501)
           Class I                                                                                (32,593,771)       (27,408,790)
           Class R                                                                                 (1,426,041)          (706,809)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (86,459,881)       (65,814,800)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                          129,269,937        300,568,513
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                101,137,861        276,985,850
       Beginning of year                                                                         1,933,923,030      1,656,937,180
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 2,035,060,891    $ 1,933,923,030
                                                                                               ===============    ===============
            * Undistributed (accumulated distributions in excess of) investment income--net    $   (4,103,401)    $     7,388,887
                                                                                               ===============    ===============

           ** Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated
              Investor A, Investor B, Investor C1 and Institutional Shares, respectively.

              See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Financial Highlights                                                                                          BlackRock Bond Fund

The following per
share data and ratios
have been derived
from information                       Class A**                                                    Class B**
provided in the
financial                   For the Year Ended September 30,                             For the Year Ended September 30,
statements.      2006         2005       2004++++     2003       2002          2006        2005       2004++++    2003      2002
Per Share Operating Performance

Net asset
value,
beginning
of year   $      11.68     $  11.83     $  11.73   $  11.52  $  11.21  $      11.67     $  11.83     $  11.73  $  11.52  $  11.21
          -----------------------------------------------------------  ----------------------------------------------------------
Investment
income--net      .47++        .37++        .34++      .39++       .50         .41++        .30++        .27++     .34++       .44
Realized and
unrealized
gain
(loss)--net      (.07)        (.08)          .07        .23       .31         (.07)        (.11)          .08       .22       .31
          -----------------------------------------------------------  ----------------------------------------------------------
Total from
investment
operations         .40          .29          .41        .62       .81           .34          .19          .35       .56       .75
          -----------------------------------------------------------  ----------------------------------------------------------
Less dividends
from investment
income--net      (.57)        (.44)        (.31)      (.41)     (.50)         (.51)        (.35)        (.25)     (.35)     (.44)
          -----------------------------------------------------------  ----------------------------------------------------------
Net asset
value, end
of year   $      11.51     $  11.68     $  11.83   $  11.73  $  11.52  $      11.50     $  11.67     $  11.83  $  11.73  $  11.52
          ===========================================================  ==========================================================

Total Investment Return*

Based on net
asset value
per share        3.13%        2.46%        3.58%      5.51%     7.44%         2.60%        1.84%        3.04%     4.96%     6.89%
          ===========================================================  ==========================================================

Ratios to Average Net Assets

Expenses, net
of waiver      .86%+++      .85%+++      .85%+++       .85%      .84%      1.38%+++     1.37%+++     1.36%+++     1.36%     1.36%
          ===========================================================  ==========================================================
Expenses       .92%+++      .92%+++      .89%+++       .85%      .84%      1.45%+++     1.44%+++     1.47%+++     1.36%     1.36%
          ===========================================================  ==========================================================
Investment
income--net   4.17%+++     3.08%+++     2.65%+++      3.39%     4.43%      3.60%+++     2.54%+++     2.14%+++     2.94%     3.93%
          ===========================================================  ==========================================================

Supplemental Data

Net assets, end
of year (in
thousands)$    600,847    $ 563,606    $ 426,393  $ 484,030 $ 286,726  $    249,403    $ 308,944    $ 344,585  $449,985  $487,746
          ===========================================================  ==========================================================
Portfolio
turnover  207.94%+++++ 234.92%+++++ 258.01%+++++    287.00%   281.67%  207.94%+++++ 234.92%+++++ 258.01%+++++   287.00%   281.67%
          ===========================================================  ==========================================================

      * Total investment returns exclude the effects of sales charges.

     ** Effective October 2, 2006, Class A and Class B Shares were redesignated Investor A and Investor B Shares, respectively.

     ++ Based on average shares outstanding.

   ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Portfolio turnover for the Master Portfolio.

        See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Financial Highlights (continued)                                                                              BlackRock Bond Fund

The following per
share data and ratios
have been derived
from information                       Class C**                                                    Class I**
provided in the
financial                   For the Year Ended September 30,                             For the Year Ended September 30,
statements.      2006         2005       2004++++     2003       2002          2006        2005       2004++++    2003      2002
Per Share Operating Performance

Net asset
value,
beginning
of year   $      11.68     $  11.83     $  11.73   $  11.52  $  11.21  $      11.67     $  11.83     $  11.73  $  11.52  $  11.21
          -----------------------------------------------------------  ----------------------------------------------------------
Investment
income--net      .41++        .30++        .26++      .33++       .43         .50++        .39++        .37++     .43++       .53
Realized and
unrealized gain
(loss)--net      (.09)        (.08)          .09        .23       .31         (.07)        (.07)          .07       .22       .31
          -----------------------------------------------------------  ----------------------------------------------------------
Total from
Investment
operations         .32          .22          .35        .56       .74           .43          .32          .44       .65       .84
          -----------------------------------------------------------  ----------------------------------------------------------
Less dividends
from investment
income--net      (.50)        (.37)        (.25)      (.35)     (.43)         (.60)        (.48)        (.34)     (.44)     (.53)
          -----------------------------------------------------------  ----------------------------------------------------------
Net asset
value, end
of year   $      11.50     $  11.68     $  11.83   $  11.73  $  11.52  $      11.50     $  11.67     $  11.83  $  11.73  $  11.52
          ===========================================================  ==========================================================

Total Investment Return*

Based on net
asset value
per share        2.46%        1.88%        2.99%      4.91%     6.83%         3.39%        2.63%        3.84%     5.77%     7.71%
          ===========================================================  ==========================================================

Ratios to Average Net Assets

Expenses, net
of waiver     1.43%+++     1.42%+++     1.39%+++      1.42%     1.42%       .61%+++      .60%+++      .60%+++      .60%      .59%
          ===========================================================  ==========================================================
Expenses      1.50%+++     1.49%+++     1.39%+++      1.42%     1.42%       .67%+++      .67%+++      .68%+++      .60%      .59%
          ===========================================================  ==========================================================
Investment
income--net   3.63%+++     2.52%+++     2.12%+++      2.86%     3.85%      4.42%+++     3.32%+++     2.90%+++     3.67%     4.68%
          ===========================================================  ==========================================================

Supplemental Data

Net assets, end
of year (in
thousands)$    446,870    $ 343,060    $ 188,416  $ 131,739 $ 110,065  $    700,103    $ 690,854    $ 683,828 $ 823,981 $ 645,820
          ===========================================================  ==========================================================
Portfolio
turnover  207.94%+++++ 234.92%+++++ 258.01%+++++    287.00%   281.67%  207.94%+++++ 234.92%+++++ 258.01%+++++   287.00%   281.67%
          ===========================================================  ==========================================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charges.

     ** Effective October 2, 2006, Class C and Class I Shares were redesignated Investor C1 and
        Institutional Shares, respectively.

     ++ Based on average shares outstanding.

   ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
        Portfolio level. This structure is sometimes called a "master/feeder" structure.

    +++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

  +++++ Portfolio turnover for the Master Portfolio.

        See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Financial Highlights (concluded)                                                                              BlackRock Bond Fund
                                                                                           Class R

                                                                                                                  For the Period
                                                                                                                    January 3,
                                                                                                                    2003++ to
The following per share data and ratios have been derived               For the Year Ended September 30,          September 30,
from information provided in the financial statements.             2006               2005           2004++++          2003
Per Share Operating Performance

       Net asset value, beginning of period                 $         11.68   $         11.84   $         11.74   $         11.49
                                                            ---------------   ---------------   ---------------   ---------------
       Investment income--net**                                         .45               .34               .32               .21
       Realized and unrealized gain (loss)--net                       (.07)             (.08)               .07               .35
                                                            ---------------   ---------------   ---------------   ---------------
       Total from investment operations                                 .38               .26               .39               .56
                                                            ---------------   ---------------   ---------------   ---------------
       Less dividends from investment income--net                     (.55)             (.42)             (.29)             (.31)
                                                            ---------------   ---------------   ---------------   ---------------
       Net asset value, end of period                       $         11.51   $         11.68   $         11.84   $         11.74
                                                            ===============   ===============   ===============   ===============

Total Investment Return


       Based on net asset value per share                             2.88%             2.12%             3.39%          4.97%+++
                                                            ===============   ===============   ===============   ===============

Ratios to Average Net Assets

       Expenses, net of waiver                                   1.11%+++++        1.10%+++++         .78%+++++            1.11%*
                                                            ===============   ===============   ===============   ===============
       Expenses                                                  1.17%+++++        1.17%+++++         .78%+++++            1.11%*
                                                            ===============   ===============   ===============   ===============
       Investment income--net                                    3.96%+++++        2.85%+++++        2.70%+++++            2.37%*
                                                            ===============   ===============   ===============   ===============

Supplemental Data

       Net assets, end of period (in thousands)             $        37,838   $        27,460   $        13,716   $            46
                                                            ===============   ===============   ===============   ===============
       Portfolio turnover                                   207.94%++++++++   234.92%++++++++   258.01%++++++++           287.00%
                                                            ===============   ===============   ===============   ===============

        * Annualized.

       ** Based on average shares outstanding.

       ++ Commencement of operations.

     ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. All investments will be made at the Master
          Portfolio level. This structure is sometimes called a "master/feeder" structure.

      +++ Aggregate total investment return.

    +++++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income--net.

 ++++++++ Portfolio turnover for the Master Portfolio.

          See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements                               BlackRock Bond Fund


1. Significant Accounting Policies:
On September 29, 2006, Core Bond Portfolio (the "ML Fund") and Merrill Lynch Bond Fund, Inc., which the ML Fund is a part of, were renamed BlackRock Bond Fund (the "Fund") and BlackRock Bond Fund, Inc. (the "Bond Fund"), respectively. The Bond Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Core Bond Portfolio which was renamed on September 29, 2006, Master Bond Portfolio (the "Master Portfolio"), of Master Bond Trust, a mutual fund that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master Portfolio owned by the Fund at September 30, 2006 was 70.3%. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Class R Shares were not redesignated. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1(a) of the Master Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Investment transactions--Investment transactions in the Master Portfolio are accounted for on a trade date basis.

(h) Expenses--Certain expenses have been allocated to the individual funds in the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Bond Fund.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)                   BlackRock Bond Fund


(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,832,331 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses allocated from the Master Portfolio as a result of permanent differences attributable to accounting for swap agreements, accounting for principal paydowns, foreign currency transactions and amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Bond Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Bond Fund. For such services, FAM receives, at the end of each month, a fee with respect to each Fund at the annual rates set forth below which are based upon the aggregate average daily value of the Bond Fund's net assets at the following annual rates: .50% of the Bond Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2006, the aggregate average daily net assets of the Bond Fund, including the Bond Fund's BlackRock High Income Fund (formerly High Income Portfolio of Merrill Lynch Bond Fund, Inc.) and BlackRock Intermediate Term Fund (formerly Intermediate Bond Fund of Merrill Lynch Bond Fund, Inc.) was approximately $3,794,317,000.

FAM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Master Portfolio. For the year ended September 30, 2006, FAM earned fees of $7,170,155 of which $1,283,411 were waived. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Bond Fund. There is no increase in the aggregate fees paid by the Bond Fund for these services.

The Bond Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Bond Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                            Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .50%
Class C                                         .25%               .55%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Bond Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                    $  90,953         $  855,400
Class I                                    $  20,247         $  123,393


For the year ended September 30, 2006, MLPF&S received contingent deferred sales charges of $191,479 and $84,238 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $305 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)                   BlackRock Bond Fund


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Bond Fund and the Master Portfolio, with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

Prior to the closing, certain officers and/or directors of the Bond Fund are officers and/or directors of FAM, PSI, MLAM UK, FAMD, FDS, and/or ML & Co. Commencing September 29, 2006, certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $129,269,937 and $300,568,513 for the years ended September 30, 2006 and September 30, 2005, respectively.

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Class R Shares were not redesignated.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               16,972,405    $   194,072,215
Automatic conversion of shares             1,870,912         21,438,141
Shares issued to shareholders in
   reinvestment of dividends               1,579,698         18,086,007
                                     ---------------    ---------------
Total issued                              20,423,015        233,596,363
Shares redeemed                         (16,453,089)      (188,159,675)
                                     ---------------    ---------------
Net increase                               3,969,926    $    45,436,688
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               20,905,660    $   245,781,409
Automatic conversion of shares             1,447,307         17,058,681
Shares issued to shareholders in
   reinvestment of dividends               1,085,827         12,794,431
                                     ---------------    ---------------
Total issued                              23,438,794        275,634,521
Shares redeemed                         (11,219,888)      (132,159,272)
                                     ---------------    ---------------
Net increase                              12,218,906    $   143,475,249
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                4,599,227    $    52,626,057
Shares issued to shareholders in
   reinvestment of dividends                 751,108          8,596,874
                                     ---------------    ---------------
Total issued                               5,350,335         61,222,931
                                     ---------------    ---------------
Automatic conversion of shares           (1,872,112)       (21,438,141)
Shares redeemed                          (8,254,583)       (94,409,523)
                                     ---------------    ---------------
Total redeemed                          (10,126,695)      (115,847,664)
                                     ---------------    ---------------
Net decrease                             (4,776,360)    $  (54,624,733)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                6,699,065    $    78,957,081
Shares issued to shareholders in
   reinvestment of dividends                 663,930          7,822,569
                                     ---------------    ---------------
Total issued                               7,362,995         86,779,650
                                     ---------------    ---------------
Automatic conversion of shares           (1,448,349)       (17,058,681)
Shares redeemed                          (8,586,115)      (101,193,823)
                                     ---------------    ---------------
Total redeemed                          (10,034,464)      (118,252,504)
                                     ---------------    ---------------
Net decrease                             (2,671,469)    $  (31,472,854)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               15,402,885    $   176,203,833
Shares issued to shareholders in
   reinvestment of dividends               1,142,653         13,067,235
                                     ---------------    ---------------
Total issued                              16,545,538        189,271,068
Shares redeemed                          (7,071,636)       (80,734,523)
                                     ---------------    ---------------
Net increase                               9,473,902    $   108,536,545
                                     ===============    ===============



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)                   BlackRock Bond Fund


Class C Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               17,528,641    $   206,659,943
Shares issued to shareholders in
   reinvestment of dividends                 557,630          6,568,541
                                     ---------------    ---------------
Total issued                              18,086,271        213,228,484
Shares redeemed                          (4,638,791)       (54,689,966)
                                     ---------------    ---------------
Net increase                              13,447,480    $   158,538,518
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                               15,640,780    $   178,724,066
Shares issued to shareholders in
   reinvestment of dividends                 911,041         10,418,819
                                     ---------------    ---------------
Total issued                              16,551,821        189,142,885
Shares redeemed                         (14,848,369)      (170,034,152)
                                     ---------------    ---------------
Net increase                               1,703,452    $    19,108,733
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                               13,599,517    $   160,238,065
Shares issued to shareholders in
   reinvestment of dividends                 736,001          8,671,445
                                     ---------------    ---------------
Total issued                              14,335,518        168,909,510
Shares redeemed                         (12,978,398)      (152,923,772)
                                     ---------------    ---------------
Net increase                               1,357,120    $    15,985,738
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended September 30, 2006                      Shares             Amount

Shares sold                                2,071,808    $    23,789,947
Shares issued to shareholders in
   reinvestment of dividends                 116,456          1,332,089
                                     ---------------    ---------------
Total issued                               2,188,264         25,122,036
Shares redeemed                          (1,250,270)       (14,309,332)
                                     ---------------    ---------------
Net increase                                 937,994    $    10,812,704
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended September 30, 2005                      Shares             Amount

Shares sold                                1,981,579    $    23,372,004
Shares issued to shareholders in
   reinvestment of dividends                  55,175            650,293
                                     ---------------    ---------------
Total issued                               2,036,754         24,022,297
Shares redeemed                            (845,469)        (9,980,435)
                                     ---------------    ---------------
Net increase                               1,191,285    $    14,041,862
                                     ===============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:


                                           9/30/2006          9/30/2005

Distributions paid from:
   Ordinary income                   $    86,459,881    $    65,814,800
                                     ---------------    ---------------
Total taxable distributions          $    86,459,881    $    65,814,800
                                     ===============    ===============


As of September 30, 2006, the components of accumulated losses on a tax basis were as follows:


Accumulated distributions in excess of
   investment income--net                               $     (698,268)
Undistributed long-term capital gains--net                           --
                                                        ---------------
Accumulated distributions in excess of
   investment income--net                                     (698,268)
Capital loss carryforward                                 (15,296,383)*
Unrealized gains--net                                    (22,402,566)**
                                                        ---------------
Total accumulated losses--net                           $  (38,397,217)
                                                        ===============

 * On September 30, 2006, the Fund had a net capital loss carry-forward of $15,296,383, of which $2,086,933 expires in 2007,
   $392,843 expires in 2008 and $12,816,607 expires in 2009.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


5. Acquisition of BlackRock Intermediate Term Fund of BlackRock Bond
Fund, Inc.:
On October 16, 2006, the Fund acquired all of the net assets of BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc. pursuant to a plan of reorganization.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Report of Independent Registered Public Accounting Firm     BlackRock Bond Fund


To the Shareholders and Board of Directors of BlackRock Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Bond Fund, one of the portfolios constituting BlackRock Bond Fund, Inc. (the "Fund"), formerly Core Bond Portfolio of Merrill Lynch Bond Fund, Inc., as of September 30, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Fund of BlackRock Bond Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 22, 2006



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Portfolio Information as of September 30, 2006            Master Bond Portfolio


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Government & Agency Obligations                   18.1%
Corporate Bonds                                   14.3
Asset-Backed Securities                           11.9
Government Agency Mortgage-Backed
  Securities                                      11.4
Non-Government Agency Mortgage-Backed
  Securities                                       8.5
Foreign Government Obligations                     1.2
Preferred Securities                               1.1
Other*                                            33.5

 * Includes portfolio holdings in short-term investments and options.



                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                           46.4%
AA/Aa                                              5.8
A/A                                                4.4
BBB/Baa                                            6.5
BB/Ba                                              0.8
B/B                                                0.5
NR (Not Rated)                                     1.8
Other*                                            33.8

 * Includes portfolio holdings in preferred stocks, options and short-term investments.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments                Master Bond Portfolio  (in U.S. dollars)


           Face
         Amount   Asset-Backed Securities++                            Value

                  ACE Securities Corp. (b):
  USD 1,165,298       Series 2003-OP1 Class A2, 5.69%
                      due 12/25/2033                               $  1,166,118
      9,653,000       Series 2005-ASP1 Class M1, 6.01%
                      due 9/25/2035                                   9,729,444
     25,050,000       Series 2005-HE6 Class A2B, 5.53%
                      due 10/25/2035                                 25,059,754

        457,010   Aegis Asset Backed Securities Trust
                    Series 2004-1 Class A, 5.68% due
                    4/25/2034 (b)                                       457,083

      4,339,200   Altius Funding Ltd. Series 2005-2A Class D,
                    8.071% due 12/05/2040 (a)(b)                      4,339,200

                  Ameriquest Mortgage Securities, Inc. (b):
     10,075,000       Series 2003-7 Class M1, 6.18%
                      due 8/25/2033                                  10,169,526
      7,550,000       Series 2004-R1 Class M2, 5.91%
                      due 2/25/2034                                   7,575,889

      3,472,164   Argent Securities, Inc. Series 2004-W11
                    Class A3, 5.69% due 11/25/2034 (b)                3,473,677

                  Bear Stearns Asset Backed Securities, Inc. (b):
      1,661,634       Series 2004-HE9 Class 1A2, 5.70%
                      due 3/25/2032                                   1,662,337
     12,381,708       Series 2005-4 Class A, 5.66% due 1/25/2036     12,388,332
     25,300,000       Series 2005-HE10 Class A2, 5.62%
                      due 8/25/2035                                  25,368,085
      9,857,000       Series 2005-SD1 Class 1A2, 5.63%
                      due 7/25/2027                                   9,880,765

      2,630,000   Buckingham CDO Ltd. Series 2005-2A Class E,
                    8.321% due 4/05/2041 (a)(b)                       2,603,700

                  Capital Auto Receivables Asset Trust:
        576,576       Series 2003-2 Class B, 5.61%
                      due 1/15/2009 (b)                                 576,636
      4,150,000       Series 2004-2 Class D, 5.82%
                      due 5/15/2012 (a)                               4,095,267

                  Countrywide Asset Backed Certificates (b):
      7,963,561       Series 2003-2 Class M1, 6.028%
                      due 6/26/2033                                   7,975,544
        769,233       Series 2003-BC3 Class A2, 5.64%
                      due 9/25/2033                                     769,734
      3,866,299       Series 2004-5 Class A, 5.78%
                      due 10/25/2034                                  3,901,174
      7,550,000       Series 2004-5 Class M2, 6% due 7/25/2034        7,609,976
      8,950,000       Series 2004-13 Class AF4, 4.583%
                      due 1/25/2033                                   8,819,924
      9,365,000       Series 2004-13 Class MF1, 5.071%
                      due 12/25/2034                                  9,158,000

      9,200,000   Credit-Based Asset Servicing and Securitization
                    Series 2005-CB2 Class AV2, 5.53%
                    due 4/25/2036 (b)                                 9,203,230

      5,400,000   Duke Funding High Grade II-S/EGAM, Ltd.
                    Series 2006-1A Class D, 8.32%
                    due 10/04/2050 (a)(b)                             5,400,000

     13,036,000   Equifirst Mortgage Loan Trust Series 2004-2
                    Class M1, 5.88% due 7/25/2034 (b)                13,118,549



           Face
         Amount   Asset-Backed Securities++                            Value

                  First Franklin Mortgage Loan Asset Backed
                    Certificates (b):
  USD   225,332       Series 2003-FF5 Class A2, 6.052%
                      due 3/25/2034                                $    224,532
     11,087,547       Series 2004-FF10 Class A2, 5.73%
                      due 12/25/2032                                 11,112,827
     20,517,437       Series 2005-FF10 Class A6, 5.68%
                      due 11/25/2035                                 20,535,645

     13,500,000   GE Dealer Floorplan Master Note Trust
                    Series 2004-2 Class B, 5.62%
                    due 7/20/2009 (b)                                13,516,218

                  Home Equity Asset Trust (b):
      7,850,919       Series 2005-1 Class A2, 5.61%
                      due 5/25/2035                                   7,866,443
      5,352,317       Series 2005-3 Class 1A2, 5.58%
                      due 8/25/2035                                   5,354,759

      7,931,182   Irwin Home Equity Series 2005-C Class 1A1,
                    5.59% due 4/25/2030 (b)                           7,934,065

                  Long Beach Mortgage Loan Trust (b):
      1,574,413       Series 2002-4 Class 2A, 5.79%
                      due 11/26/2032                                  1,575,341
        716,979       Series 2004-1 Class A3, 5.63%
                      due 2/25/2034                                     717,144

                  Morgan Stanley ABS Capital I, Inc. (b):
      4,892,329       Series 2003-NC5 Class M2, 7.33%
                      due 4/25/2033                                   4,914,421
      1,639,584       Series 2004-NC1 Class A2, 5.70%
                      due 12/27/2033                                  1,640,126
      9,888,032       Series 2005-HE1 Class A2MZ, 5.63%
                      due 12/25/2034                                  9,910,411
      3,162,755       Series 2005-NC2 Class A1MZ, 5.58%
                      due 3/25/2035                                   3,164,416
      3,227,927       Series 2005-NC2 Class A2MZ, 5.58%
                      due 3/25/2035                                   3,229,614

                  New Century Home Equity Loan Trust (b):
      4,598,925       Series 2004-3 Class A3, 5.72%
                      due 11/25/2034                                  4,602,885
     10,213,876       Series 2005-2 Class A2MZ, 5.59%
                      due 6/25/2035                                  10,228,538

                  Option One Mortgage Loan Trust (b):
      2,446,930       Series 2003-4 Class A2, 5.65%
                      due 7/25/2033                                   2,453,305
      3,050,000       Series 2005-1 Class M5, 6.58%
                      due 2/25/2035                                   3,079,852

                  Park Place Securities, Inc. Series 2005-WCH1 (b):
      4,145,722       Class A1B, 5.63% due 1/25/2035                  4,152,146
      3,465,175       Class A3D, 5.67% due 1/25/2035                  3,470,831

      3,470,000   Popular ABS Mortgage Pass-Through Trust
                    Series 2005-1 Class M2, 5.507%
                    due 5/25/2035                                     3,404,985

     17,889,198   RAAC Series 2005-SP2 Class 2A, 5.63%
                    due 6/25/2044 (b)                                17,907,510



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (continued)    Master Bond Portfolio  (in U.S. dollars)


           Face
         Amount   Asset-Backed Securities++                            Value

                  Residential Asset Mortgage Products, Inc. (b):
 USD 14,695,265       Series 2004-RS11 Class A2, 5.60%
                      due 12/25/2033                              $  14,728,783
     12,300,000       Series 2005-RS3 Class AI2, 5.50%
                      due 3/25/2035                                  12,325,561

      3,244,031   Residential Asset Securities Corp. Series
                    2003-KS5 Class AIIB, 5.62% due 7/25/2033 (b)      3,245,391

     21,500,000   Soundview Home Equity Loan Trust Series
                    2005-OPT3 Class A4, 5.63%
                    due 11/25/2035 (b)                               21,554,851

                  Structured Asset Investment Loan Trust (b):
     14,750,000       Series 2003-BC6 Class M1, 6.08%
                      due 7/25/2033                                  14,805,464
     14,550,000       Series 2003-BC7 Class M1, 6.08%
                      due 7/25/2033                                  14,604,226
      4,897,000       Series 2004-8 Class M4, 6.33%
                      due 9/25/2034                                   4,924,724

      4,855,994   Structured Asset Securities Corp. Series
                    2004-23XS Class 2A1, 4.55% due 1/25/2035 (b)      4,867,779

      6,970,748   Wells Fargo Home Equity Trust Series 2004-2
                    Class A32, 5.67% due 2/25/2032 (b)                6,982,799

        836,632   Whole Auto Loan Trust Series 2004-1 Class D,
                    5.60% due 3/15/2011                                 834,590

                  Total Asset-Backed Securities
                  (Cost--$424,347,280)--14.6%                       424,372,126



                  Government & Agency Obligations

                  Fannie Mae:
     46,913,000       4% due 2/28/2007                               46,664,596
     21,400,000       7.125% due 1/15/2030                           27,068,817
     15,400,000   Federal Home Loan Bank System, 2.75%
                    due 11/15/2006                                   15,352,014
                  U.S. Treasury Bonds:
      3,175,000       7.50% due 11/15/2016                            3,889,375
      1,935,000       8.125% due 8/15/2019                            2,551,781
      6,745,000       7.25% due 8/15/2022 (i)                         8,537,167
      1,395,000       6.25% due 8/15/2023                             1,619,617
      1,395,000       6.625% due 2/15/2027                            1,715,415
     45,120,000       5.375% due 2/15/2031 (j)                       48,733,119
     19,060,000       4.50% due 2/15/2036 (j)                        18,263,349
                  U.S. Treasury Inflation Indexed Bonds:
     15,651,536       3.875% due 1/15/2009                           16,100,907
     13,706,642       3.50% due 1/15/2011                            14,356,639
     32,605,524       1.625% due 1/15/2015                           31,013,461
                  U.S. Treasury Notes:
    205,000,000       4% due 8/31/2007 (j)                          203,262,215
        386,000       4.375% due 1/31/2008                              383,708
        995,000       3.75% due 5/15/2008                               979,492
      6,425,000       4.50% due 2/15/2009 (j)                         6,402,159
      5,190,000       4.875% due 5/15/2009                            5,220,003
      3,300,000       4.875% due 8/15/2009                            3,322,430



           Face
         Amount   Government & Agency Obligations                      Value

                  U.S. Treasury Notes (concluded):
  USD 1,580,000       3.875% due 5/15/2010                         $  1,542,783
      3,030,000       3.625% due 6/15/2010                            2,932,828
        685,000       4.125% due 8/15/2010                              673,735
        583,000       4.25% due 10/15/2010                              575,758
     43,160,000       4.25% due 1/15/2011 (j)                        42,571,600
        550,000       5% due 2/15/2011                                  559,732
     10,190,000       4.50% due 2/28/2011 (j)                        10,151,788
     29,395,000       4.625% due 8/31/2011 (j)                       29,427,158
      6,320,000       3.625% due 5/15/2013                            5,971,414
     30,690,000       4.50% due 11/15/2015 (j)                       30,392,675
     28,155,000       4.50% due 2/15/2016                            27,872,352
         80,000       5.125% due 5/15/2016                               82,988
     40,025,000       4.875% due 8/15/2016 (j)                       40,781,713

                  Total Government & Agency Obligations
                  (Cost--$642,237,078)--22.4%                       648,972,788



                  Government Agency
                  Mortgage-Backed Securities++

                  Fannie Mae Guaranteed Pass-Through
                    Certificates:
     12,688,468       5.00% due 9/01/2035 - 10/01/2035               12,200,177
     79,409,000       5.50% due 10/15/2036 (k)                       78,217,865
     18,600,000       6.00% due 10/01/2036                           18,685,785
      8,935,852       6.50% due 12/01/2028 - 9/01/2036                9,126,065
                  Freddie Mac Mortgage Participation
                    Certificates:
    135,701,467       5.00% due 10/15/2036 (k)                      130,485,374
     38,811,289       5.50% due 1/01/2021 - 2/01/2021                38,798,645
    113,508,828       5.50% due 1/01/2035 - 10/15/2036 (k)          111,938,326
        906,010       6.00% due 5/01/2035                               910,987
      3,085,518       7.00% due 2/01/2031 - 4/01/2032                 3,178,722
                  Ginnie Mae MBS Certificates:
      2,818,331       6.50% due 4/15/2032                             2,894,529
        644,315       7.50% due 4/15/2031 - 3/15/2032                   670,649

                  Total Government Agency
                  Mortgage-Backed Securities
                  (Cost--$405,858,455)--14.0%                       407,107,124



                  Non-Government Agency
                  Mortgage-Backed Securities++

Collateralized Mortgage Obligations--3.4%

         16,336   BlackRock Capital Finance LP Series 1997-R2
                    Class AP, 8.017% due 12/25/2035 (a)(b)(d)            16,336
         29,909   Collateralized Mortgage Obligation Trust
                    Series 57 Class D, 9.90% due 2/01/2019               30,110
                  Impac Secured Assets CMN Owner Trust
                    Series 2004-3 (b):
      8,172,078       Class 1A4, 5.73% due 11/25/2034                 8,196,113
     10,300,000       Class M1, 5.93% due 11/25/2034                 10,337,961
     15,398,669   JPMorgan Mortgage Trust Series 2005-A2
                    Class 4A1, 5.209% due 4/25/2035 (b)              15,064,287
     13,586,747   Morgan Stanley Mortgage Loan Trust Series
                    2006-3AR Class 2A3, 5.907%
                    due 3/25/2036 (b)                                13,709,517
         59,915   Ocwen Residential MBS Corp. Series 1998-R2
                    Class AP, 8.36% due 11/25/2034 (a)(b)                47,932



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (continued)    Master Bond Portfolio  (in U.S. dollars)


           Face   Non-Government Agency
         Amount   Mortgage-Backed Securities++                         Value

Collateralized Mortgage Obligations (concluded)

  USD 8,946,457   RMAC Plc Series 2003-NS2A Class A2C, 5.79%
                    due 9/12/2035 (b)                            $    8,966,177
     20,206,916   Residential Accredit Loans, Inc.
                    Series 2005-QS12 Class A8, 5.669% due
                    8/25/2035 (b)                                    20,218,291
                  Structured Asset Securities Corp. (b):
      4,256,017       Series 2005-GEL2 Class A, 5.61%
                      due 4/25/2035                                   4,258,353
     12,055,313       Series 2005-OPT1 Class A4M, 5.68%
                      due 11/25/2035                                 12,061,542
                  Washington Mutual (b):
          1,158       Series 2000-1 Class B1, 9.33%
                      due 1/25/2040 (a)                                   1,156
      5,036,174       Series 2005-AR2 Class B4, 6.23%
                      due 1/25/2045                                   5,019,649
                                                                 --------------
                                                                     97,927,424

Commercial Mortgage-Backed Securities--7.1%

     32,000,000   Banc of America Commercial Mortgage, Inc.
                    Series 2006-2 Class A4, 5.93%
                    due 5/10/2045 (b)                                33,132,202
      6,350,000   Bear Stearns Commercial Mortgage Security
                    Series 2002-FL1A Class D, 5.772%
                    due 8/03/2014 (b)                                 6,350,000
     33,000,000   Credit Suisse Mortgage Capital Certificates
                    Series 2006-C3 Class A3, 6.022%
                    due 6/15/2038 (b)                                34,303,711
        700,000   GMAC Commercial Mortgage Securities, Inc.
                    Series 2004-C3 Class AAB, 4.702%
                    due 12/10/2041                                      678,467
     16,300,000   GS Mortgage Securities Corp. II Series
                    2006-GG6 Class A2, 5.506%
                    due 4/10/2038 (b)                                16,493,998
                  Greenwich Capital Commercial Funding Corp.:
     16,000,000       Series 2004-GG1 Class A4, 4.755%
                      due 6/10/2036                                  15,820,981
     19,700,000       Series 2006-GG7 Class A4, 6.11%
                      due 7/10/2038 (b)                              20,625,498
                  JPMorgan Chase Commercial Mortgage
                    Securities Corp. (b):
     35,200,000       Series 2006-CB15 Class A4, 5.814%
                      due 6/12/2043                                  36,395,952
     28,200,000       Series 2006-LDP7 Class A4, 6.066%
                      due 4/15/2045                                  29,456,316
     13,700,000   LB-UBS Commercial Mortgage Trust Series
                    2005-C3 Class A5, 4.739% due 7/15/2030           13,144,233
                                                                 --------------
                                                                    206,401,358

                  Total Non-Government Agency
                  Mortgage-Backed Securities
                  (Cost--$299,508,068)--10.5%                       304,328,782



                  Corporate Bonds

Aerospace & Defense--0.6%

      8,188,000   Goodrich Corp., 6.29% due 7/01/2016 (a)             8,451,564
      3,640,000   Honeywell International, Inc., 5.70%
                    due 3/15/2036                                     3,655,412
      5,015,000   Raytheon Co., 8.30% due 3/01/2010                   5,479,198
                                                                 --------------
                                                                     17,586,174



           Face
         Amount   Corporate Bonds                                      Value

Airlines--0.2%

  USD 2,359,574   American Airlines, Inc. Series 2003-1,
                    3.857% due 1/09/2012                         $    2,235,460
      2,080,000   Continental Airlines, Inc. Series 2002-1,
                    6.563% due 8/15/2013                              2,164,513
      2,380,000   Southwest Airlines Co., 7.875% due 9/01/2007        2,427,281
                                                                 --------------
                                                                      6,827,254

Beverages--0.2%

                  Anheuser-Busch Cos., Inc.:
      1,810,000       5.95% due 1/15/2033                             1,878,632
      3,070,000       5.75% due 4/01/2036                             3,091,775
        185,000   Diageo Capital Plc, 3.50% due 11/19/2007              181,375
                                                                 --------------
                                                                      5,151,782

Capital Markets--1.3%

      6,560,000   Credit Suisse First Boston USA, Inc., 4.70%
                    due 6/01/2009                                     6,489,309
      4,325,000   FBG Finance Ltd., 5.875% due 6/15/2035 (a)          4,019,378
                  Goldman Sachs Group, Inc.:
     11,820,000       5.70% due 9/01/2012                            12,021,023
      6,170,000       5.25% due 10/15/2013                            6,088,778
                  Mellon Funding Corp.:
        885,000       4.875% due 6/15/2007                              882,123
        250,000       6.40% due 5/14/2011                               261,195
      6,570,000   Morgan Stanley, 5.30% due 3/01/2013                 6,559,895
      2,035,000   State Street Bank & Trust Co., 5.30%
                    due 1/15/2016                                     2,022,957
                                                                 --------------
                                                                     38,344,658

Commercial Banks--0.9%

      2,705,000   Bank One Corp., 8% due 4/29/2027                    3,331,832
      5,690,000   Barclays Bank Plc, 8.55% (a)(c)                     6,395,497
      4,435,000   Corporacion Andina de Fomento, 6.875%
                    due 3/15/2012                                     4,725,155
      4,995,000   HSBC Bank USA NA, 5.875% due 11/01/2034             4,964,136
      2,340,000   Popular North America, Inc., 3.875%
                    due 10/01/2008                                    2,275,608
      4,395,000   Shinsei Finance II (Cayman) Ltd.,
                    7.16% (a)(b)(c)                                   4,386,759
                                                                 --------------
                                                                     26,078,987

Commercial Services & Supplies--0.1%

      2,355,000   Aramark Services, Inc., 6.375% due 2/15/2008        2,363,126

Communications Equipment--0.1%

      1,535,000   Harris Corp., 5% due 10/01/2015                     1,446,807

Construction Materials--0.2%

      5,280,000   Lafarge SA, 6.15% due 7/15/2011                     5,393,356

Consumer Finance--0.8%

      6,410,000   American Express Co., 6.80% due 9/01/2066 (b)       6,767,331
                  HSBC Finance Corp.:
      4,695,000       6.50% due 11/15/2008                            4,812,849
      1,905,000       5.875% due 2/01/2009                            1,936,486
      3,135,000   MBNA America Bank NA, 4.625%
                    due 8/03/2009                                     3,094,439
                  MBNA Corp.:
      3,240,000       6.25% due 1/17/2007                             3,247,656
        870,000       5.625% due 11/30/2007                             872,858
      2,750,000       4.625% due 9/15/2008                            2,719,313
                                                                 --------------
                                                                     23,450,932



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (continued)    Master Bond Portfolio  (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Containers & Packaging--0.2%

  USD 6,125,000   Sealed Air Corp., 5.625% due 7/15/2013 (a)     $    6,026,749

Diversified Financial Services--3.0%

      4,625,000   Bank of America Corp., 4.875% due 9/15/2012         4,547,263
                  Citigroup, Inc.:
      8,865,000       5.625% due 8/27/2012                            9,026,316
      4,730,000       5.85% due 12/11/2034                            4,768,743
      8,605,000   General Electric Capital Corp., 6.75%
                    due 3/15/2032                                     9,835,859
                  JPMorgan Chase & Co.:
         10,000       4.50% due 11/15/2010                                9,754
      5,915,000       5.75% due 1/02/2013                             6,048,768
      4,760,000       4.75% due 3/01/2015                             4,540,488
      2,745,000       4.891% due 9/01/2015 (b)                        2,696,317
                  Links Finance Corp. (b):
      6,300,000       5.64% due 9/15/2010                             6,304,738
      6,300,000       Series 54, 5.64% due 9/15/2010                  6,304,738
      3,300,000       Series 55, 5.64% due 9/15/2010                  3,296,710
                  Sigma Finance Corp. (b)(h):
     21,350,000       7.405% due 8/15/2011                           21,350,000
      9,600,000       5.372% due 3/31/2014                            9,626,371
                                                                 --------------
                                                                     88,356,065

Diversified Telecommunication Services--0.9%

      2,760,000   BellSouth Corp., 6% due 11/15/2034                  2,590,710
      2,740,000   Deutsche Telekom International Finance BV,
                    8.25% due 6/15/2030                               3,347,431
      7,020,000   GTE Corp., 6.84% due 4/15/2018                      7,425,791
      5,070,000   SBC Communications, Inc., 6.45% due 6/15/2034       5,091,578
      4,960,000   TELUS Corp., 7.50% due 6/01/2007                    5,024,698
      3,865,000   Telecom Italia Capital SA, 6% due 9/30/2034         3,455,534
                                                                 --------------
                                                                     26,935,742

Electric Utilities--1.1%

      4,655,000   AEP Texas Central Co. Series D, 5.50%
                    due 2/15/2013                                     4,629,281
      1,695,000   Jersey Central Power & Light, 6.40%
                    due 5/15/2036 (a)                                 1,772,284
      3,280,000   Nevada Power Co., 6.65% due 4/01/2036 (a)           3,389,887
      3,350,000   Progress Energy, Inc., 5.625% due 1/15/2016         3,347,762
      3,905,000   Public Service Co. of New Mexico, 4.40%
                    due 9/15/2008                                     3,828,278
      4,225,000   SPI Electricity & Gas Australia Holdings Pty Ltd.,
                    6.15% due 11/15/2013 (a)                          4,388,858
      4,480,000   Sierra Pacific Power Co., 6% due 5/15/2016 (a)      4,491,648
      4,050,000   Southern California Edison Co., 5.625%
                    due 2/01/2036                                     3,930,302
      2,855,000   Westar Energy, Inc., 6% due 7/01/2014               2,926,915
                                                                 --------------
                                                                     32,705,215

Energy Equipment & Services--0.1%

      2,870,000   Weatherford International Ltd., 5.50%
                    due 2/15/2016                                     2,826,531

Food Products--0.4%

      6,005,000   Cadbury Schweppes US Finance LLC, 3.875%
                    due 10/01/2008 (a)                                5,840,913
      4,470,000   Tyson Foods, Inc., 6.60% due 4/01/2016              4,602,553
                                                                 --------------
                                                                     10,443,466



           Face
         Amount   Corporate Bonds                                      Value

Gas Utilities--0.1%

  USD 3,980,000   Panhandle Eastern Pipe Line Series B,
                    2.75% due 3/15/2007                          $    3,931,416

Health Care Providers & Services--0.2%

      3,025,000   UnitedHealth Group, Inc., 5.80% due 3/15/2036       2,970,429
      4,375,000   WellPoint, Inc., 5.85% due 1/15/2036                4,243,492
                                                                 --------------
                                                                      7,213,921

Hotels, Restaurants & Leisure--0.1%

      2,760,000   Harrah's Operating Co., Inc., 5.625%
                    due 6/01/2015                                     2,565,459
        350,000   Hilton Hotels Corp., 7.625% due 12/01/2012            372,313
                                                                 --------------
                                                                      2,937,772

Industrial Conglomerates--0.2%

      4,330,000   Hutchison Whampoa International (03/33) Ltd.,
                    7.45% due 11/24/2033 (a)                          4,907,687

Insurance--0.7%

      4,590,000   American International Group, Inc., 6.25%
                    due 5/01/2036                                     4,822,580
      5,520,000   Fund American Cos., Inc., 5.875%
                    due 5/15/2013                                     5,456,095
      8,335,000   Montpelier Re Holdings Ltd., 6.125%
                    due 8/15/2013                                     8,052,085
        735,000   Principal Life Global Funding I, 3.625%
                    due 4/30/2008 (a)                                   716,050
      1,450,000   Prudential Financial, Inc., 4.104%
                    due 11/15/2006                                    1,448,092
                                                                 --------------
                                                                     20,494,902

Media--1.0%

      6,185,000   Comcast Corp., 6.50% due 1/15/2017                  6,456,157
      3,435,000   Cox Communications, Inc., 7.125%
                    due 10/01/2012                                    3,660,765
                  News America, Inc.:
      4,500,000       6.40% due 12/15/2035                            4,413,294
      4,625,000       6.75% due 1/09/2038                             4,791,352
      8,360,000   Time Warner Companies, Inc., 9.125%
                    due 1/15/2013                                     9,740,930
                                                                 --------------
                                                                     29,062,498

Metals & Mining--0.3%

      2,745,000   Alcan, Inc., 5.75% due 6/01/2035                    2,601,198
      5,935,000   Vale Overseas Ltd., 6.25% due 1/11/2016             5,890,488
                                                                 --------------
                                                                      8,491,686

Multi-Utilities--0.3%

        750,000   Ameren Corp., 4.263% due 5/15/2007                    744,786
      2,695,000   Consolidated Edison Co. of New York, 5.85%
                    due 3/15/2036                                     2,692,636
      2,835,000   Puget Energy, Inc., 5.483% due 6/01/2035            2,600,667
      2,145,000   Xcel Energy, Inc., 6.50% due 7/01/2036              2,263,065
                                                                 --------------
                                                                      8,301,154

Office Electronics--0.3%

      9,570,000   Xerox Corp., 6.40% due 3/15/2016                    9,522,150



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (continued)    Master Bond Portfolio  (in U.S. dollars)


           Face
         Amount   Corporate Bonds                                      Value

Oil, Gas & Consumable Fuels--1.8%

                  Consolidated Natural Gas Co.:
  USD 2,875,000       5% due 12/01/2014                          $    2,729,999
        230,000       Series B, 5.375% due 11/01/2006                   229,962
      3,980,000   Enterprise Products Operating LP Series B,
                    5.75% due 3/01/2035                               3,585,650
      4,176,400   Kern River Funding Corp., 4.893%
                    due 4/30/2018 (a)                                 4,045,720
      2,410,000   Motiva Enterprises LLC, 5.20%
                    due 9/15/2012 (a)                                 2,388,137
      5,825,000   Northwest Pipeline Corp., 7% due 6/15/2016 (a)      5,956,063
     15,500,000   Pemex Project Funding Master Trust, 6.69%
                    due 6/15/2010 (a)(b)                             15,841,000
      4,230,000   Petro-Canada, 5.95% due 5/15/2035                   4,036,642
      3,410,000   Talisman Energy, Inc., 5.85% due 2/01/2037          3,178,884
      8,610,000   Ultramar Diamond Shamrock Corp., 6.75%
                    due 10/15/2037                                    9,308,727
                                                                 --------------
                                                                     51,300,784

Pharmaceuticals--0.2%

         84,000   Eli Lilly & Co., 7.125% due 6/01/2025                  98,490
      4,325,000   Wyeth, 6% due 2/15/2036                             4,372,532
                                                                 --------------
                                                                      4,471,022

Real Estate Investment Trusts (REITs)--0.5%

                  Developers Diversified Realty Corp.:
      2,075,000       6.625% due 1/15/2008                            2,103,689
      2,752,000       5.375% due 10/15/2012                           2,723,833
      2,000,000       5.50% due 5/01/2015                             1,963,412
      1,545,000   Highwoods Properties, Inc., 7% due 12/01/2006       1,547,766
      1,913,000   Nationwide Health Properties, Inc., 6.59%
                    due 7/07/2038                                     1,951,861
      4,250,000   Westfield Capital Corp. Ltd., 5.125%
                    due 11/15/2014 (a)                                4,124,111
                                                                 --------------
                                                                     14,414,672

Road & Rail--0.3%

                  Canadian National Railway Co.:
      2,085,000       6.90% due 7/15/2028                             2,395,784
      2,395,000       6.20% due 6/01/2036                             2,559,450
      3,080,000   Norfolk Southern Corp., 7.05% due 5/01/2037         3,590,424
                                                                 --------------
                                                                      8,545,658

Semiconductors & Semiconductor Equipment--0.7%

     19,081,000   International Rectifier Corp., 4.25%
                    due 7/15/2007 (e)                                18,842,488

Software--0.2%

      5,990,000   Oracle Corp. and Ozark Holding, Inc., 5.25%
                    due 1/15/2016                                     5,894,567

Thrifts & Mortgage Finance--0.4%

      5,605,000   Countrywide Financial Corp., 6.25%
                    due 5/15/2016                                     5,688,414
      6,420,000   Washington Mutual Bank, 6.75%
                    due 5/20/2036                                     6,895,574
                                                                 --------------
                                                                     12,583,988

Wireless Telecommunication Services--0.2%

      2,298,000   AT&T Wireless Services, Inc., 8.75%
                    due 3/01/2031                                     2,937,763
      2,710,000   Sprint Capital Corp., 8.75% due 3/15/2032           3,304,842
                                                                 --------------
                                                                      6,242,605

                  Total Corporate Bonds
                  (Cost--$513,188,012)--17.6%                       511,095,814



           Face
         Amount   Foreign Government Obligations                       Value

 EUR 23,840,000   Bundesobligation Series 143, 3.50%
                    due 10/10/2008                               $   30,166,469
                  Mexico Government International Bond:
 USD  7,180,000       9.875% due 2/01/2010                            8,192,380
      2,086,000       6.375% due 1/16/2013                            2,193,429
      2,380,000       5.875% due 1/15/2014                            2,433,550

                  Total Foreign Government Obligations
                  (Cost--$41,824,555)--1.5%                          42,985,828



                  Preferred Securities

                  Capital Trusts

Commercial Banks--0.6%

      3,060,000   BAC Capital Trust VI, 5.625% due 3/08/2035          2,837,587
      4,395,000   MUFG Capital Finance 1 Ltd., 6.346% (b)(c)          4,430,648
      3,200,000   RBS Capital Trust I, 5.512% (b)(c)                  3,109,299
      6,410,000   USB Capital IX, 6.189% (b)(c)                       6,482,786
                                                                 --------------
                                                                     16,860,320

Commercial Services & Supplies--0.1%

      3,200,000   ILFC E-Capital Trust II, 6.25%
                    due 12/21/2065 (a)(b)                             3,198,957

Electric Utilities--0.1%

      1,485,000   Alabama Power Capital Trust V, 5.50%
                    due 10/01/2042 (b)                                1,481,800

Oil, Gas & Consumable Fuels--0.1%

      3,055,000   Pemex Project Funding Master Trust, 7.375%
                    due 12/15/2014                                    3,302,455

                  Total Capital Trusts
                  (Cost--$24,569,715)--0.9%                          24,843,532



         Shares
           Held   Preferred Stocks

Commercial Banks--0.1%

      3,190,000     Barclays Bank Plc, 6.278%                         3,047,567

Electric Utilities--0.0%

          9,000     Duquesne Light Co., 6.50%                           445,545

Thrifts & Mortgage Finance--0.3%

        183,800     Fannie Mae, 7.085% (b)                            9,729,913

                  Total Preferred Stocks
                  (Cost--$13,568,177)--0.4%                          13,223,025

                  Total Preferred Securities
                  (Cost--$38,137,892)--1.3%                          38,066,557



           Face
         Amount   Short-Term Securities

Commercial Paper**--19.5%

 USD 75,480,000   Barton Capital Corp., 5.25% due 10/18/2006         75,303,880
     50,000,000   CBA (Delaware) Finance Inc., 5.24%
                    due 10/18/2006                                   49,883,556
     50,000,000   E.I. du Pont de Nemours & Co., 5.20%
                    due 10/25/2006                                   49,833,889
    100,000,000   IXIS Commercial Paper Corp., 5.24%
                    due 10/16/2006                                   99,796,222
     40,000,000   Old Line Funding, LLC, 5.26% due 10/24/2006        39,871,422



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (continued)    Master Bond Portfolio  (in U.S. dollars)


           Face
         Amount   Short-Term Securities                                Value

Commercial Paper** (concluded)

                  Rabobank USA Financial Corp.:
 USD 50,000,000       5.35% due 10/02/2006                       $   50,000,000
    100,000,000       5.225% due 10/12/2006                          99,854,861
    100,000,000   Wal-Mart Stores, Inc., 5.18% due 10/17/2006        99,784,167
                                                                 --------------
                                                                    564,327,997

U.S. Government Agency Obligations**--7.8%

                  Federal Home Loan Bank System:
    107,000,000       4.40% due 10/02/2006                          107,000,000
    120,300,000       5.12% due 10/16/2006                          120,060,469
                                                                 --------------
                                                                    227,060,469



     Beneficial
       Interest

USD 403,300,250   BlackRock Liquidity Series, LLC Money Market
                    Series, 5.33% (d)(f)(g)                         403,300,250

                  Total Short-Term Securities
                  (Cost--$1,194,688,716)--41.2%                   1,194,688,716



      Number of
      Contracts   Options Purchased                                    Value

          1,311   U.S. Treasury Bonds, expiring October 2006
                    at USD 107                                   $    1,556,813

                  Total Options Purchased
                  (Premiums Paid--$659,853)--0.0%                     1,556,813

                  Total Investments
                  (Cost--$3,560,449,909)--123.1%                  3,573,174,548



                  Options Written

          1,311   U.S. Treasury Bonds, expiring October 2006
                    at USD 105                                         (20,484)

                  Total Options Written
                  (Premiums Received--$528,241)--(0.0%)                (20,484)

Total Investments, Net of Options Written
(Cost--$3,559,921,668*)--123.1%                                   3,573,154,064
Liabilities in Excess of Other Assets--(23.1%)                    (670,917,429)
                                                                 --------------
Net Assets--100.0%                                               $2,902,236,635
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of September 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $  3,565,527,762
                                                   ================
    Gross unrealized appreciation                  $     23,712,134
    Gross unrealized depreciation                      (16,085,832)
                                                   ----------------
    Net unrealized appreciation                    $      7,626,302
                                                   ================


 ** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

 ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate security.

(c) The security is a perpetual bond and has no stated maturity date.

(d) Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                        Net          Interest
    Affiliate                                         Activity        Income

    BlackRock Capital Finance LP Series 1997-R2
      Class AP, 8.017% due 12/25/2035               $   (7,762)     $  1,467
    BlackRock Liquidity Series, LLC
      Money Market Series                           $17,233,875     $743,882

(e) Convertible security.

(f) Represents the current yield as of September 30, 2006.

(g) Security was purchased with the cash proceeds from securities loans.

(h) Restricted securities as to resale, representing approximately 1.1% of net assets, were as follows:

                                     Acquisition
    Issue                                Date          Cost          Value

    Sigma Finance Corp., 7.405%
       due 8/15/2011                  2/13/2004   $ 21,350,000   $ 21,350,000
    Sigma Finance Corp., 5.372%
       due 3/31/2014                  3/26/2004      9,600,000      9,626,371
                                                  ------------   ------------
    Total                                         $ 30,950,000   $ 30,976,371
                                                  ============   ============


(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j) Security, or a portion of security, is on loan.

(k) Represents or includes a "to-be-announced" transaction. The Master Portfolio has committed to purchasing securities for which all specific information is not available at this time.

  o For Master Portfolio compliance purposes, the Master Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Financial futures contracts purchased as of September 30, 2006 were as follows:


    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Appreciation

      1,285     5-Year U.S.
               Treasury Note    December 2006   $134,677,261   $   910,317


  o Financial futures contracts sold as of September 30, 2006 were as follows:

    Number of                     Expiration        Face          Unrealized
    Contracts      Issue             Date          Value         Depreciation

        593     2-Year U.S.
               Treasury Note    December 2006   $120,886,759     $   (381,741)
      2,650    10-Year U.S.
               Treasury Note    December 2006   $284,190,228       (2,175,397)
        943     30-Year U.S.
               Treasury Bond    December 2006   $104,258,061       (1,741,033)
                                                                 -------------
    Total Unrealized Depreciation                                $ (4,298,171)
                                                                 =============



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (continued)    Master Bond Portfolio  (in U.S. dollars)


  o Swaps outstanding as of September 30, 2006 were as follows:

                                                                  Unrealized
                                                 Notional       Appreciation
                                                  Amount      (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the U.S. Agency
    Index and pay a floating rate based
    on 1-month LIBOR minus 0.05%

    Broker, Lehman Brothers
    Special Finance
    Expires October 2006                       $ 79,600,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus 0.035%

    Broker, UBS Warburg
    Expires October 2006                       $150,900,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.12%

    Broker, Lehman Brothers
    Special Finance
    Expires November 2006                      $139,100,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers MBS Fixed Rate Index
    and pay a floating rate based on
    1-month LIBOR minus 0.06%

    Broker, UBS Warburg
    Expires December 2006                      $377,200,000               --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and
    pay a floating rate based on
    1-month LIBOR minus 0.13%

    Broker, Lehman Brothers
    Special Finance
    Expires January 2007                       $ 86,300,000               --

    Receive (pay) a variable return
    rate based on the change in the
    since inception return of the
    Lehman Brothers U.S. Treasury
    Index and pay a floating rate
    based on 1-month LIBOR minus 0.13%

    Broker, Lehman Brothers
    Special Finance
    Expires February 2007                      $130,000,000               --

    Receive a fixed rate of 5.3225%
    and pay a floating rate based
    on 3-month LIBOR

    Broker, Lehman Brothers
    Special Finance
    Expires April 2007                         $582,000,000     $  (628,333)



                                                                  Unrealized
                                                 Notional       Appreciation
                                                  Amount      (Depreciation)

    Receive a fixed rate of 4.095%
    and pay a floating rate based
    on 3-month LIBOR

    Broker, Citibank, N.A.
    Expires September 2007                     $152,000,000    $ (1,704,334)

    Sold credit default protection
    on Sprint Capital Corp. and
    receive 1.50%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires September 2008                     $  5,490,000          137,772

    Sold credit default protection on
    Comcast Cable Communications,
    Inc. and receive 1.15%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires September 2008                     $  5,490,000          108,806

    Receive a fixed rate of 3.401%
    and pay 3.875% on Treasury
    Inflation Protected Securities (TIPS)
    adjusted principal

    Broker, JPMorgan Chase
    Expires January 2009                       $ 16,302,000        (314,145)

    Sold credit default protection on
    Raytheon Co. and receive 0.73%

    Broker, JPMorgan Chase
    Expires March 2009                         $  3,165,000           47,968

    Sold credit default protection on
    Nextel Communications, Inc.
    Class A and receive 1.72%

    Broker, JPMorgan Chase
    Expires September 2009                     $  6,360,000          257,415

    Bought credit default protection
    on Valero Energy Corp. and
    pay 1.03%

    Broker, Deutsche Bank
    AG London
    Expires June 2010                          $  3,250,000         (84,305)

    Sold credit default protection on
    BellSouth Corp. and receive 0.26%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                          $  3,155,000            6,518

    Bought credit default protection
    on Valero Energy Corp. and
    pay 1.00%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                          $  3,250,000         (84,305)

    Sold credit default protection
    on CSX Corp. and receive 0.34%

    Broker, JPMorgan Chase
    Expires December 2010                      $  6,555,000           35,115



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (continued)    Master Bond Portfolio  (in U.S. dollars)


    Swaps outstanding as of September 30, 2006 were as follows (continued):

                                                                  Unrealized
                                                 Notional       Appreciation
                                                  Amount      (Depreciation)

    Bought credit default protection
    on Sara Lee Corp. and pay 0.57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                      $  6,555,000    $    (50,008)

    Bought credit default protection
    on Brunswick Corp. and
    pay 0.60%

    Broker, JPMorgan Chase
    Expires December 2010                      $  6,590,000          (2,590)

    Bought credit default protection
    on ConAgra Foods, Inc. and
    pay 0.57%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                      $  6,555,000         (90,210)

    Bought credit default protection
    on HJ Heinz Co. and pay 0.37%

    Broker, UBS Warburg
    Expires December 2010                      $  6,555,000         (20,052)

    Bought credit default protection
    on CVS Corp. and pay 0.48%

    Broker, Morgan Stanley Capital
    Services Inc.
    Expires December 2010                      $  6,590,000         (70,546)

    Sold credit default protection
    on Goodrich Corp. and
    receive 0.44%

    Broker, UBS Warburg
    Expires December 2010                      $  6,555,000           52,886

    Bought credit default protection
    on RadioShack Corp. and
    pay 1.16%

    Broker, UBS Warburg
    Expires December 2010                      $  6,590,000         (39,771)

    Bought credit default protection
    on Campbell Soup Co. and
    pay 0.26%

    Broker, UBS Warburg
    Expires December 2010                      $  6,555,000         (40,182)

    Bought credit default protection
    on Kohl's Corp. and pay 0.39%

    Broker, Morgan Stanley Capital
    Services Inc.
    Expires December 2010                      $  6,590,000         (50,414)

    Bought credit default protection
    on TJX Cos., Inc. and pay 0.57%

    Broker, Morgan Stanley Capital
    Services Inc.
    Expires December 2010                      $  6,590,000         (98,283)





                                                                  Unrealized
                                                 Notional       Appreciation
                                                  Amount      (Depreciation)

    Bought credit default protection
    on Limited Brands, Inc. and
    pay 1.065%

    Broker, UBS Warburg
    Expires December 2010                      $  6,590,000    $   (149,165)

    Sold credit default protection
    on Lehman Brothers Holdings, Inc.
    and receive 0.271%

    Broker, UBS Warburg
    Expires December 2010                      $  6,555,000           22,831

    Sold credit default protection
    on Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive 0.45%

    Broker, Deutsche Bank AG London
    Expires December 2010                      $ 33,735,000          130,289

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 5
    and receive 0.45%

    Broker, Lehman Brothers
    Special Finance
    Expires December 2010                      $ 32,960,000          141,638

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 5 and receive 0.85%

    Broker, JPMorgan Chase
    Expires December 2010                      $ 16,480,000          221,291

    Receive a fixed rate of 4.17%
    and pay 3.50% on Treasury
    Inflation Protected Securities (TIPS)
    adjusted principal

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires January 2011                       $ 14,075,000        (673,822)

    Bought credit default protection
    on Kohl's Corp. and pay 0.43%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                         $  6,725,000         (60,222)

    Bought credit default protection
    on Campbell Soup Co. and
    pay 0.25%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                         $  6,725,000         (38,305)



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Schedule of Investments (concluded)    Master Bond Portfolio  (in U.S. dollars)


    Swaps outstanding as of September 30, 2006 were as follows (concluded):

                                                                  Unrealized
                                                 Notional       Appreciation
                                                  Amount      (Depreciation)

    Bought credit default protection
    on Sara Lee Corp. and
    pay 0.604%

    Broker, JPMorgan Chase
    Expires March 2011                         $  6,725,000     $   (54,513)

    Bought credit default protection
    on Limited Brands, Inc. and
    pay 0.73%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2011                         $  6,725,000         (56,356)

    Sold credit default protection
    on Federated Department
    Stores, Inc. and receive 0.38%

    Broker, JPMorgan Chase
    Expires March 2011                         $  6,745,000         (29,294)

    Bought credit default protection
    on Tyson Foods, Inc. and
    pay 1.185%

    Broker, JPMorgan Chase
    Expires June 2011                          $  7,300,000         (31,010)

    Bought credit default protection
    on Computer Sciences Corp.
    and pay 0.88%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires June 2011                          $  6,790,000        (144,131)

    Sold credit default protection
    on Dow Jones CDX North
    America Investment Grade
    Crossover Index Series 6 and
    receive 1.90%

    Broker, JPMorgan Chase
    Expires June 2011                          $ 16,485,000           72,986

    Sold credit default protection
    on Dow Jones CDX North
    America Investment Grade
    Crossover Index Series 6 and
    receive 1.90%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires June 2011                          $ 24,850,000          104,960

    Sold credit default protection
    on Dow Jones CDX North
    America Investment Grade Index
    Series 6 and receive 0.40%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2011                          $ 16,485,000           22,529



                                                                  Unrealized
                                                 Notional       Appreciation
                                                  Amount      (Depreciation)

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade Index Series 6
    and receive 0.40%

    Broker, JPMorgan Chase
    Expires June 2011                          $ 65,945,000       $  241,340

    Sold credit default protection on
    Dow Jones CDX North America
    Investment Grade High Volatility
    Index Series 6 and receive 0.75%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2011                          $ 20,150,000           50,964

    Sold credit default protection
    on Dow Jones CDX North
    America Investment Grade
    High Volatility Index Series 6 and
    receive 0.75%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2011                          $ 32,975,000           55,929

    Sold credit default protection
    on Dow Jones CDX North
    America Investment Grade
    High Volatility Index Series 6 and
    receive 0.75%

    Broker, JPMorgan Chase
    Expires June 2011                          $ 66,265,000           28,631

    Receive a floating rate based on
    1-month LIBOR plus 0.47%,
    which is capped at a fixed coupon
    of 6.0%, and pay a floating rate
    based on 1-month LIBOR

    Broker, CS First Boston
    International
    Expires June 2011                          $146,250,000         (40,040)

    Bought credit default protection
    on MeadWestvaco Corp. and
    pay 0.85%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires September 2013                     $  6,845,000              479

    Bought credit default protection
    on Eastman Chemical Co. and
    pay 0.68%

    Broker, Morgan Stanley
    Capital Services Inc.
    Expires September 2013                     $  6,845,000         (43,829)
                                                                ------------
    Total                                                       $(2,857,818)
                                                                ============


  o Currency Abbreviations:
       EUR    Euro
       USD    U.S. Dollar


    See Notes to Financial Statements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Statement of Assets and Liabilities                                                                         Master Bond Portfolio

As of September 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $392,479,100) (identified cost--$3,156,473,569)                                                         $ 3,168,301,149
       Investments in affiliated securities, at value (identified cost--$403,316,487)                                 403,316,586
       Options purchased, at value (premiums paid--$659,853)                                                            1,556,813
       Unrealized appreciation on swaps                                                                                 1,740,347
       Swap premiums paid                                                                                                  11,105
       Cash                                                                                                               410,486
       Receivables:
           Interest                                                                            $    15,799,631
           Swaps                                                                                    15,497,100
           Contributions                                                                            15,245,229
           Variation margin                                                                            195,922
           Dividends                                                                                   180,893
           Securities lending                                                                           27,102
           Principal paydowns                                                                           19,700         46,965,577
                                                                                               ---------------
       Prepaid expenses                                                                                                    42,533
                                                                                                                  ---------------
       Total assets                                                                                                 3,622,344,596
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      403,300,250
       Options written, at value (premiums received--$528,241)                                                             20,484
       Unrealized depreciation on swaps                                                                                 4,598,165
       Swap premiums received                                                                                             376,324
       Payables:
           Securities purchased                                                                    303,765,232
           Swaps                                                                                     4,558,183
           Withdrawals                                                                               3,065,198
           Investment adviser                                                                          140,093
           Other affiliates                                                                             13,791        311,542,497
                                                                                               ---------------
       Accrued expenses                                                                                                   270,241
                                                                                                                  ---------------
       Total liabilities                                                                                              720,107,961
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 2,902,236,635
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 2,895,233,435
       Unrealized appreciation--net                                                                                     7,003,200
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 2,902,236,635
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Statement of Operations                                                                                     Master Bond Portfolio

For the Year Ended September 30, 2006
Investment Income

       Interest (including $1,467 from affiliates)                                                                $   139,677,452
       Securities lending--net                                                                                            743,882
       Dividends                                                                                                          686,795
                                                                                                                  ---------------
       Total income                                                                                                   141,108,129
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,857,632
       Accounting services                                                                             643,095
       Interest from securities sold short                                                             381,528
       Custodian fees                                                                                  130,023
       Professional fees                                                                                75,802
       Pricing fees                                                                                     43,940
       Trustees' fees and expenses                                                                      34,471
       Printing and shareholder reports                                                                  2,242
       Other                                                                                            92,798
                                                                                               ---------------
       Total expenses                                                                                                   3,261,531
                                                                                                                  ---------------
       Investment income--net                                                                                         137,846,598
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments (including $(15) from affiliates)--net                                     (40,385,336)
           Financial futures contracts and swaps--net                                                1,287,101
           Short sales--net                                                                          1,822,309
           Options written--net                                                                      (535,607)
           Foreign currency transactions--net                                                          179,845       (37,631,688)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         11,896,243
           Financial futures contracts and swaps--net                                              (5,218,994)
           Options written--net                                                                        535,157
           Foreign currency transactions--net                                                        (332,085)          6,880,321
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (30,751,367)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   107,095,231
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Statements of Changes in Net Assets                                                                         Master Bond Portfolio

                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $   137,846,598    $   107,950,389
       Realized gain (loss)--net                                                                  (37,631,688)         14,824,889
       Change in unrealized appreciation/depreciation--net                                           6,880,321       (33,001,657)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        107,095,231         89,773,621
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                 636,922,287        715,008,502
       Fair value of withdrawals                                                                 (713,610,950)      (659,703,618)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from capital transactions                    (76,688,663)         55,304,884
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 30,406,568        145,078,505
       Beginning of year                                                                         2,871,830,067      2,726,751,562
                                                                                               ---------------    ---------------
       End of year                                                                             $ 2,902,236,635    $ 2,871,830,067
                                                                                               ===============    ===============

       See Notes to Financial Statements.


Financial Highlights                                                                                        Master Bond Portfolio

                                                                                                                 For the Period
                                                                                      For the Year Ended       October 1, 2003++
The following ratios have been derived from                                             September 30,           to September 30,
information provided in the financial statements.                                  2006                2005           2004
Total Investment Return

       Total investment return                                                        3.88%              3.13%          4.34%++++
                                                                            ===============    ===============    ===============

Ratios to Average Net Assets

       Expenses                                                                        .12%               .10%               .10%
                                                                            ===============    ===============    ===============
       Investment income--net                                                         4.90%              3.81%              3.39%
                                                                            ===============    ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                             $     2,902,237    $     2,871,830    $     2,726,752
                                                                            ===============    ===============    ===============
       Portfolio turnover                                                           207.94%            234.92%            258.01%
                                                                            ===============    ===============    ===============

        ++ Commencement of operations.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements                             Master Bond Portfolio


1. Significant Accounting Policies:
On September 29, 2006, Master Core Bond Portfolio was renamed Master Bond Portfolio (the "Master Portfolio"), which is part of Master Bond Trust (the "Trust"). The Master Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Master Portfolio, subject to certain limitations. The Master Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Master Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)                 Master Bond Portfolio


(b) Derivative financial instruments--The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Master Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Master Portfolio may purchase and write call and put options. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master Portfolio may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

* Swaps--The Master Portfolio may enter into swap agreements, which are OTC contracts in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Master Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)                 Master Bond Portfolio


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Master Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Master Portfolio's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Securities lending--The Master Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Where the Master Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Master Portfolio engages in a short sale, an amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio maintains a segregated account of securities as collateral for the short sales. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Master Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements (continued)                 Master Bond Portfolio


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust, on behalf of the Master Portfolio, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Master Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays a monthly fee with respect to the Master Portfolio based upon the aggregate average daily value of the Master Portfolio's net assets and BlackRock Bond Fund, Inc. (the "Fund") (formerly Merrill Lynch Bond Fund, Inc.), BlackRock High Income and BlackRock Intermediate Term Funds' (formerly High Income and Intermediate Portfolios, respectively) net assets at an annual rate of .20% of the average daily net assets not exceeding $250 million; .15% of average daily net assets in excess of $250 million but less than $500 million; .10% of average daily net assets in excess of $500 million but less than $750 million and .05% in excess of $750 million. For the year ended September 30, 2006, the aggregate average daily net assets of the Master Portfolio, including the Fund's High Income Fund and Intermediate Term Fund, was approximately $4,670,883,000. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Master Portfolio. There is no increase in the aggregate fees paid by the Master Portfolio for these services.

The Master Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of September 30, 2006, the Master Portfolio lent securities with a value of $91,721,300 to MLPF&S or its affiliates. Pursuant to that order, the Master Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Master Portfolio, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended September 30, 2006, MLIM, LLC received $317,937 in securities lending agent fees.

In addition, MLPF&S received $489 in commissions on the execution of portfolio security transactions for the Master Portfolio for the year ended September 30, 2006.

For the year ended September 30, 2006, the Master Portfolio reimbursed FAM $64,595 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, the shareholders of the investors of the Master Portfolio approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Manager") a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, will become BlackRock Investment Managers, LLC.

Prior to the closing, certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended September 30, 2006 were $5,381,237,325 and $5,527,724,533, respectively.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)                 Master Bond Portfolio



Transactions in call options written for the year ended September 30, 2006 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options
  written, beginning of year                   2,872    $       746,399
Options written                                   --                 --
Options closed                                 (329)          (398,300)
Options expired                              (2,543)          (348,099)
                                     ---------------    ---------------
Outstanding call options
  written, end of year                            --    $            --
                                     ===============    ===============

 * Some contracts include a notional amount of $1,000,000.


Transactions in put options written for the year ended September 30, 2006 were as follows:


                                          Number of            Premiums
                                          Contracts*           Received

Outstanding put options
  written, beginning of year                     329    $       992,250
Options written                                2,720          2,407,271
Options closed                               (1,738)        (2,871,280)
Options expired                                   --                 --
                                     ---------------    ---------------
Outstanding put options
  written, end of year                         1,311    $       528,241
                                     ===============    ===============

 * Some contracts include a notional amount of $1,000,000.


4. Short-Term Borrowings:
The Master Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 26, 2006. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master Portfolio pays a commitment fee of .07% per annum based on the Master Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Master Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2006.


5. Acquisition of BlackRock Intermediate Term Fund of BlackRock Bond Fund,
Inc.:
On October 16, 2006, an investor of the Master Portfolio acquired all of the net assets of BlackRock Intermediate Term Fund of BlackRock Bond Fund, Inc. pursuant to a plan of reorganization. As a result of the reorganization the Master Portfolio received an in-kind contribution of portfolio securities.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Report of Independent Registered Public Accounting Firm   Master Bond Portfolio


To the Investors and Board of Trustees of Master Bond Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Bond Portfolio, formerly Master Core Bond Portfolio, of Master Bond Trust (the "Trust") as of September 30, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Bond Portfolio of Master Bond Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 22, 2006



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Boards

BlackRock Bond Fund (the "Fund") of BlackRock Bond Fund, Inc. is a "feeder" fund that invests all its assets in Master Bond Portfolio of Master Bond Trust (the "Trust"), which has the same investment objectives and strategies as the Fund. All investments are made at the Trust level.

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of the Trust considered and approved a new investment advisory agreement between the Master Bond Trust, on behalf of the Master Bond Portfolio, and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the Trust's BlackRock investment advisory agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser.

In addition, in connection with the Transaction, the Board of Directors of the Fund considered and approved a new investment advisory agreement between BlackRock Bond Fund, Inc., on behalf of the Fund, and BlackRock Advisors (together with the new advisory agreement for the Trust, the "BlackRock Investment Advisory Agreements"). The Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (together with the Trust's investment advisory agreement with the Previous Investment Adviser, the "Previous Investment Advisory Agreements").

Each Board discussed the respective BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the respective BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006. The Fund's Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Fund's Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist each Board in its consideration of the respective BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the respective BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent directors consulted with their counsel and counsel for the Fund and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction, including a proposed reorganization in which the Fund would acquire the assets and the liabilities of the BlackRock Intermediate Term Portfolio of BlackRock Bond Fund, Inc., and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/ trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreements.

In connection with each Board's review of the respective BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund and the Trust were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that, Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreements, including the fact that the schedule of the Fund's/Trust's total advisory fees would not increase under the BlackRock Investment Advisory Agreements, but would remain the same;

* that in February 2006, each Board had performed a full annual review of each respective Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund and Trust in connection with the Board's consideration of the BlackRock Investment Advisory Agreements and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreements and as a result the Fund and the Trust would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreements.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Certain of these considerations are discussed in more detail below.

In its review of the respective BlackRock Investment Advisory Agreements, each Board assessed the nature, quality and scope of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the respective BlackRock Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreements, each Board had requested and received materials specifically relating to the Previous Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's/Trust's portfolio management team on investment strategies used by the Fund/Trust during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreements and other payments received by the Previous Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent approval of the continuance of the respective Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreements. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. The directors/trustees made their determinations separately in respect of the Fund and the Trust. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the respective BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Investment Adviser's investment advisory services and the investment performance of the Fund and the Trust, but also considered certain areas in which both the Previous Investment Adviser and the Fund/Trust received services as part of the Merrill Lynch complex. Each Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund or the Trust. The directors/ trustees considered the fact that it was being proposed that the Fund acquire the assets and liabilities of the BlackRock Intermediate Term Portfolio of BlackRock Bond Fund, Inc., as part of a reorganization.

Each Board was given information with respect to the potential benefits to the Fund and the Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Trust would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/ trustees determined that the nature and quality of services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreements were expected to be as good as or better than that provided under the Previous Investment Advisory Agreements. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors/trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, each Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreements.

Costs of Services Provided and Profitability--It was noted that, in conjunction with its recent review of the respective Previous Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. Each Board also compared the Fund's/Trust's total expenses to those of other comparable funds. The information showed that the Fund/Trust had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. The Boards also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each BlackRock Investment Advisory Agreement is substantially similar to the respective Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and the Trust.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Trust. The directors/trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's/Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary.

In reviewing the Transaction, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreements are substantially similar to the Previous Investment Advisory Agreements in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreements. Each Board noted that in conjunction with the most recent deliberations concerning the Previous Investment Advisory Agreements, the directors/trustees had determined that the total fees for advisory and administrative services for the Fund and the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreements, the Boards had received, among other things, a report from Lipper comparing the Fund's/Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that because the rates for advisory fees for the Fund/Trust would be no higher than the fee rates in effect at the time, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreements, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors/trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Trust's portfolio transaction brokerage commissions. Each Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and the Trust. Each Board compared the Fund's/Trust's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



Conclusion--After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the respective BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the Fund's/Trust's shareholders. In approving the respective BlackRock Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Boards

At an in-person meeting held on August 14-16, 2006, the Board of Directors of the Fund, including the independent directors, and the Board of Trustees of the Trust, including the independent trustees, discussed and approved the respective sub-advisory agreement (each, a "BlackRock Sub-Advisory Agreement" and, together, the "BlackRock Sub-Advisory Agreements") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser") for each of the Fund and the Trust. The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreements became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund and the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving each respective BlackRock Sub-Advisory Agreement at the August in-person meeting, each Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreements in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreements, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in each BlackRock Sub-Advisory Agreement, each Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's and the Trust's operations and administration, and the Sub-Adviser provides advisory services to the Fund/Trust and is responsible for the day-to-day management of the Fund's/Trust's portfolio under the BlackRock Sub-Advisory Agreements. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreements. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid to BlackRock Advisors.

After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the respective BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund/Trust shareholders.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Officers and Directors/Trustees
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                       Position(s)  Length of                                                    Overseen by    Held by
                       Held with    Time                                                         Director/      Director/
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Interested Director


Robert C. Doll, Jr.*   President    2005 to   Vice Chairman and Director of BlackRock, and       129 Funds      None
P.O. Box 9011          and          present   Global Chief Investment Officer for Equities,      174 Portfolios
Princeton,             Director/              Chairman of the BlackRock Private Client
NJ 08543-9011          Trustee                Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to 2006
                                              and Chief Investment Officer thereof from 2001
                                              to 2006; President of MLIM and Fund Asset
                                              Management, L.P. ("FAM") from 2001 to 2006;
                                              Co-Head (Americas Region) thereof from 2000 to
                                              2001 and Senior Vice President from 1999 to
                                              2001; President and Director of Princeton Services,
                                              Inc. ("Princeton Services") since 2001; President
                                              of Princeton Administrators, L.P. ("Princeton
                                              Administrators") from 2001 to 2006; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
   Directors/Trustees serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Officers and Directors/Trustees (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                       Position(s)  Length of                                                    Overseen by    Held by
                       Held with    Time                                                         Director/      Director/
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years        Trustee        Trustee
Independent Directors/Trustees*


Ronald W. Forbes**     Director/    1981 to   Professor Emeritus of Finance, School of           50 Funds       None
P.O. Box 9095          Trustee      present   Business,State University of New York at           52 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 66                                       Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery  Director/    1994 to   Professor, Harvard Business School since 1989;     50 Funds       Newell
P.O. Box 9095          Trustee      present   Associate Professor, J.L. Kellogg Graduate School  52 Portfolios  Rubbermaid, Inc.
Princeton,                                    of Management, Northwestern University from                       (manufacturing)
NJ 08543-9095                                 1985 to 1989; Associate Professor, Graduate
Age: 54                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid        Director/    2004 to   Self-employed consultant since 2001; Counsel       50 Funds       None
P.O. Box 9095          Trustee      present   of Alliance Capital Management (investment         52 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                       (investment adviser/broker-dealer) from 1997 to
                                              2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                              from 1994 to 2000; Director and Secretary of
                                              SCB, Inc. since 1998; Director and Secretary of
                                              SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth     Director/    2000 to   President, Middle East Institute, from 1995 to     50 Funds       None
P.O. Box 9095          Trustee      present   2001; Foreign Service Officer, United States       52 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 71                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director/    1980 to   Professor of Finance from 1984 to 1995, Dean       50 Funds       Bowne & Co.,
P.O. Box 9095          Trustee      present   from 1984 to 1993 and since 1995 Dean              52 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                      printers);
NJ 08543-9095                                 Stern School of Business Administration.                          Vornado Realty
Age: 68                                                                                                         Trust (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


Edward D. Zinbarg      Director/    2000 to   Self-employed financial consultant since 1994;     50 Funds       None
P.O. Box 9095          Trustee      present   Executive Vice President of the Prudential         52 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.

 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors/Trustees and the Audit Committee.



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Officers and Directors/Trustees (concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke        Vice         1993 to   Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011          President    present   from 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,             and          and       thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011          Treasurer    1999 to
Age: 46                             present


Jeffrey Hiller         Fund Chief   2004 to   Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011          Compliance   present   Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,             Officer                Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                 Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino    Secretary    2004 to   Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                       present   2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from
NJ 08543-9011                                 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account



BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.

+++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK BOND FUND OF BLACKROCK BOND FUND, INC.             SEPTEMBER 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -    Principal Accountant Fees and Services

            BlackRock Bond Fund
            (a) Audit Fees -  Fiscal Year Ending September 30, 2006 - $6,600
                              Fiscal Year Ending September 30, 2005 - $6,500

            (b) Audit-Related Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (c) Tax Fees -    Fiscal Year Ending September 30, 2006 - $6,000
                              Fiscal Year Ending September 30, 2005 - $7,615

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            Master Bond Trust
            (a) Audit Fees -  Fiscal Year Ending September 30, 2006 - $45,500
                              Fiscal Year Ending September 30, 2005 - $43,000

            (b) Audit-Related Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (c) Tax Fees -    Fiscal Year Ending September 30, 2006 - $ 9,200
                              Fiscal Year Ending September 30, 2005 - $10,300

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending September 30, 2006 - $3,050,250
                Fiscal Year Ending September 30, 2005 - $6,827,388

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
            (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


Date: November 17, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


Date: November 17, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Bond Fund of BlackRock Bond Fund, Inc. and Master Bond Trust


Date: November 17, 2006